LIMITED CONTINUING UNCONDITIONAL GUARANTY

This LIMITED CONTINUING UNCONDITIONAL GUARANTY dated as of February 1, 2006 (the “Guaranty”), is executed by John H. Schwan, individually (the “Guarantor”), whose address is 27 Watergate, South Barrington, Illinois 60010, to and for the benefit of CHARTER ONE BANK, N.A., a national banking association (together with any of its affiliate or subsidiary corporations, or their successors or assigns, being collectively referred to herein as the “Bank”), whose address is 71 South Wacker Drive, Suite 2900, Chicago, Illinois 60606.

WHEREAS, CTI Industries Corporation, an Illinois corporation (the “Borrower”), whose address is 22160 North Pepper Road, Barrington, Illinois 60010, desires or may desire at some time and/or from time to time to obtain financial accommodations from the Bank; and

WHEREAS, the Guarantor is a shareholder and creditor of the Borrower, and desires the Bank to extend or continue the extension of credit to the Borrower and the Bank has required that Guarantor execute and deliver this Guaranty to the Bank as a condition to the extension and continuation of credit by the Bank; and

WHEREAS, the extension or continued extension of credit, as aforesaid, by the Bank is necessary and desirable to the conduct and operation of the business of the Borrower and will inure to the financial benefit of the Guarantor;

NOW, THEREFORE, FOR VALUE RECEIVED, it is agreed that the preceding provisions and recitals are an integral part hereof and that this Guaranty shall be construed in light thereof, and in consideration of advances, credit or other financial accommodation heretofore afforded, concurrently herewith being afforded or hereafter to be afforded to the Borrower by the Bank, the Guarantor hereby unconditionally and absolutely guarantees to the Bank or other person paying or incurring the same, irrespective of the validity, regularity or enforceability of any instrument, writing, arrangement or credit agreement relating to or the subject of any such financial accommodation, the payment in full, promptly on demand of the Bank or such other person paying or incurring the same, of up to the principal amount of One Million and 00/100 Dollars ($1,000,000.00) (the “Guaranteed Debt”) of the Indebtedness (as hereinafter defined).

As used herein, “Indebtedness” shall mean and include any and all indebtedness, obligations and liabilities of the Borrower to the Bank arising under and pursuant to that certain Loan and Security Agreement dated as of February 1, 2006, executed by and between the Borrower and the Bank (as amended, supplemented or modified from time to time, the "Loan Agreement"), and as evidenced by the following promissory notes executed by Borrower in connection therewith as of the same date: Term Note in the original principal amount of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00), Revolving Note in the maximum original principal amount of Six Million Five Hundred Thousand and 00/100 Dollars ($6,500,000.00) and Mortgage Note in the original principal amount of Two Million Eight Hundred Thousand and 00/100 Dollars ($2,800,000.00), including any and all new or renewal notes issued in substitution or replacement therefor or any and all extensions, renewals or replacements thereof (collectively, the “Notes”); plus (b) all interest due or to become due on the Notes, plus (c) all costs, legal expenses and attorneys’ and paralegals’ fees of every kind (including those costs, expenses and fees of attorneys and paralegals who may be employees of the Bank or its indirect parent), paid or incurred by the Bank in endeavoring to collect the Indebtedness or any part thereof, or in enforcing its rights in connection with any collateral for the Notes, or in defending against any defense, counterclaim, setoff or crossclaim based on any act of commission or omission by the Bank with respect to the Notes, any collateral therefor, or in connection with any Repayment Claim (as hereinafter defined). It is hereby agreed that, while the liability of the Guarantor to the Bank under this Guaranty is limited to the Guaranteed Debt as set forth above, the Indebtedness is in no way limited as to dollar amount.

Under no circumstances shall the liability of the Guarantor hereunder be reduced by, from or as a result of any payment to or amount realized by the Bank from any rents, deposits, insurance proceeds, condemnation awards, proceeds from bankruptcy sale, foreclosure or any conveyance in lieu of foreclosure or from any other profits, avails, revenues or proceeds derived from any collateral for the Indebtedness or the Premises, and only payments made to the Bank by the Guarantor out of his personal funds not derived from the assets of the Borrower or the Premises after demand therefor by the Bank shall be applied against such liability.

In case of the death of the Guarantor, or in case of any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, any dissolution, liquidation or receivership proceeding is instituted by or against either the Borrower or the Guarantor, or any default by the Guarantor of any of the covenants, terms and conditions set forth herein, all of the Guaranteed Debt shall, without notice to anyone, immediately become due or accrued and all amounts due hereunder shall be payable, jointly and severally, by the Guarantor. The Guarantor hereby expressly and irrevocably: (a) waives, to the fullest extent possible, on behalf of himself and his successors and assigns (including any surety) and any other person, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification, set off or to any other rights that could accrue to a surety against a principal, a guarantor against a maker or obligor, an accommodation party against the party accommodated, a holder or transferee against a maker, or to the holder of a claim against any person, and which the Guarantor may have or hereafter acquire against any person in connection with or as a result of the Guarantor’s execution, delivery and/or performance of this Guaranty, or any other documents to which the Guarantor is a party or otherwise; (b) waives any “claim” (as such term is defined in the United States Bankruptcy Code) of any kind against the Borrower, and further agrees that he shall not have or assert any such rights against any person (including any surety), either directly or as an attempted set off to any action commenced against the Guarantor by the Bank or any other person; and (c) acknowledges and agrees (i) that foregoing waivers are intended to benefit the Bank and shall not limit or otherwise affect the Guarantor’s liability hereunder or the enforceability of this Guaranty, (ii) that the Borrower and its successors and assigns are intended third party beneficiaries of the foregoing waivers, and (iii) the agreements set forth in this paragraph and the Bank’s rights under this paragraph shall survive payment in full of the Guaranteed Debt.

All dividends or other payments received by the Bank on account of the Indebtedness, from whatever source derived, shall be taken and applied by the Bank toward the payment of the Guaranteed Debt and in such order of application as the Bank may, in its sole discretion, from time to time elect. The Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, whether derived from the Borrower or any other source, shall be made on the Indebtedness and such determination shall be conclusive upon the Guarantor.

This Guaranty shall in all respects be continuing, absolute and unconditional, and shall remain in full force and effect with respect to the Guarantor until: (i) written notice from the Bank to the Guarantor by United States certified mail of its discontinuance as to the Guarantor; or (ii) until all Guaranteed Debt created or existing before receipt of either such notice shall have been fully paid. In case of the discontinuance of this Guaranty as to any Guarantor, this Guaranty shall nevertheless continue and remain in force against any other guarantor until discontinued as to such other guarantor as provided herein. In the event of the death or incompetency of the Guarantor, this Guaranty shall continue as to all of the Guaranteed Debt theretofore incurred by the Borrower even though the Indebtedness is renewed or the time of maturity of the Indebtedness is extended without the consent of the executors, administrators, successors or assigns of the Guarantor.

No compromise, settlement, release or discharge of, or indulgence with respect to, or failure, neglect or omission to enforce or exercise any right against any other guarantor shall release or discharge the Guarantor.

The Guarantor’s liability under this Guaranty shall in no way be modified, affected, impaired, reduced, released or discharged by any of the following (any or all of which may be done or omitted by the Bank in its sole discretion, without notice to anyone and irrespective of whether the Indebtedness shall be increased or decreased thereby): (a) any acceptance by the Bank of any new or renewal note or notes of the Borrower, or of any security or collateral for, or other guarantors or obligors upon, any of the Indebtedness; (b) any compromise, settlement, surrender, release, discharge, renewal, refinancing, extension, alteration, exchange, sale, pledge or election with respect to the Indebtedness, or any note by the Borrower, or with respect to any collateral under Section 1111 or take any action under Section 364, or any other section of the United States Bankruptcy Code, now existing or hereafter amended, or other disposition of, or substitution for, or indulgence with respect to, or failure, neglect or omission to realize upon, or to enforce or exercise any liens or rights of appropriation or other rights with respect to, the Indebtedness or any security or collateral therefor or any claims against any person or persons primarily or secondarily liable thereon; (c) any failure, neglect or omission to perfect, protect, secure or insure any of the foregoing security interests, liens, or encumbrances of the properties or interests in properties subject thereto; (d) the granting of credit from time to time by the Bank to the Borrower in excess of the amount, if any, to which the right of recovery under this Guaranty is limited (which is hereby expressly authorized); (e) any change in the Borrower’s name or the merger of the Borrower into another corporation; (f) any act of commission or omission of any kind or at any time upon the part of the Bank with respect to any matter whatsoever, other than the execution and delivery by the Bank to the Guarantor of an express written release or cancellation of this Guaranty; or (g) the payment in full of the Indebtedness. The Guarantor hereby consents to all acts of commission or omission of the Bank set forth above and agrees that the standards of good faith, diligence, reasonableness and care shall be measured, determined and governed solely by the terms and provisions hereof.

In order to hold the Guarantor liable hereunder, there shall be no obligation on the part of the Bank, at any time, to resort for payment from the Borrower or to anyone else, or to any collateral, security, property, liens or other rights and remedies whatsoever, all of which are hereby expressly waived by the Guarantor.

The Guarantor hereby expressly waives diligence in collection or protection, presentment, demand or protest or in giving notice to anyone of the protest, dishonor, default, or nonpayment or of the creation or existence of any of the Indebtedness or of any security or collateral therefor or of the acceptance of this Guaranty or of extension of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto.

The Guarantor waives any and all defenses, claims and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Indebtedness, or any setoff available against the Bank to the Borrower or any such other person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Guaranteed Debt, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

So long as this Guaranty is continuing, the Guarantor covenants and agrees to furnish to the Bank or its authorized representatives information regarding the business affairs, operations and financial condition of the Guarantor, including, but not limited to, as soon as available, and in any event, within thirty (30) days after their filing, (i) copies of the federal income tax returns of the Guarantor, (ii) an annual personal financial statement in form and substance acceptable to the Bank, and (iii) such other information (including nonfinancial information) as the Bank may request, all in reasonable detail and prepared and certified as accurate by the Guarantor. The personal financial statements of the Guarantor furnished to the Bank at or prior to the execution and delivery of this Guaranty fairly present the financial condition of the Guarantor for the periods shown therein, and since the dates covered by the most recent of such financial statements, there has been no material adverse change in the Guarantor’s business operations or financial condition. The Guarantor agrees to advise the Bank immediately of any material adverse change in the financial condition, business operations or any other status of the Guarantor. Except as expressly shown on the most recent of such financial statements, the Guarantor (a) owns all of his assets free and clear of all liens; (b) is not a party to any litigation, nor is any litigation threatened to the knowledge of the Guarantor which would, if adversely determined, cause any material adverse change in his business or financial condition; and (c) has no delinquent tax liabilities, nor have any tax deficiencies been proposed against him.

To secure payment of the Guaranteed Debt, the Guarantor grants to the Bank a security interest in all property of the Guarantor delivered concurrently herewith or which is now, or at any time hereafter in transit to, or in the possession, custody, or control of the Bank, and all proceeds of all such property. The Guarantor agrees that the Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code in effect in Illinois from time to time, with respect to all of the aforesaid property, including, without limitation thereof, the right to sell or otherwise dispose of any such property. The Bank may, without demand or notice of any kind to anyone, apply or set off any balances, credits, deposits, accounts, moneys or other indebtedness at any time credited by or due from the Bank to the Guarantor against the amounts due hereunder and in such order of application as the Bank may from time to time elect. Any notification of intended disposition of any property required by law shall be deemed reasonably and properly given if given in the manner provided by the applicable statute. The Guarantor hereby assigns and transfers to the Bank any and all cash, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts other cash equivalents and other assets of the Guarantor in the possession or control of the Bank for any purpose.

PROVIDED THAT THE BANK ACTS IN GOOD FAITH IN A COMMERCIALLY REASONABLE MANNER, THE GUARANTOR WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE GUARANTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE BANK IN ENFORCING THIS GUARANTY. AS FURTHER SECURITY, ANY AND ALL DEBTS AND LIABILITIES NOW OR HEREAFTER ARISING AND OWING TO THE GUARANTOR BY THE BORROWER, OR TO ANY OTHER PARTY LIABLE TO THE BANK FOR THE INDEBTEDNESS, ARE HEREBY SUBORDINATED TO THE BANK’S CLAIMS AND ARE HEREBY ASSIGNED TO THE BANK. THE GUARANTOR HEREBY AGREES THAT THE GUARANTOR MAY BE JOINED AS A PARTY DEFENDANT IN ANY LEGAL PROCEEDING (INCLUDING, BUT NOT LIMITED TO, A FORECLOSURE PROCEEDING) INSTITUTED BY THE BANK AGAINST THE BORROWER. THE GUARANTOR AND THE BANK, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY SUCH LEGAL PROCEEDING IN WHICH THE GUARANTOR AND THE BANK ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER AND ACCEPTING THIS GUARANTY.

Should a claim (a “Repayment Claim”) be made upon the Bank at any time for repayment of any amount received by the Bank in payment of the Indebtedness, or any part thereof, whether received from the Borrower, the Guarantor pursuant hereto, or received by the Bank as the proceeds of collateral, by reason of: (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property; or (ii) any settlement or compromise of any such Repayment Claim effected by the Bank, in its sole discretion, with the claimant (including the Borrower), the Guarantor shall remain jointly and severally liable to the Bank for the amount so repaid to the same extent as if such amount had never originally been received by the Bank, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing the Indebtedness.

The Bank may, without notice to anyone, sell or assign the Indebtedness, or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of the Indebtedness shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right herein, but the Bank shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of the Bank, as to any part of the Indebtedness retained by the Bank.

Unless and until all of the Indebtedness has been paid in full, no release or discharge of any other person, whether primarily or secondarily liable for and obligated with respect to the Indebtedness, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against the Guarantor or any other person primarily or secondarily liable for and obligated with respect to the Indebtedness, or the entry of any restraining or other order in any such proceedings, shall release or discharge the Guarantor, or any other guarantor of the indebtedness, or any other person, firm or corporation liable to the Bank for the Indebtedness.

All references herein to the Borrower and to the Guarantor, respectively, shall be deemed to include any successors or assigns, whether immediate or remote, to such and any executors or administrators to such individual.

If this Guaranty contains any blanks when executed by the Guarantor, the Bank is hereby authorized, without notice to the Guarantor, to complete any such blanks according to the terms upon which this Guaranty is executed by the Guarantor and is accepted by the Bank.

This Guaranty has been delivered to the Bank at its offices in Chicago, Illinois, and the rights, remedies and liabilities of the parties shall be construed and determined in accordance with the laws of the State of Illinois, in which State it shall be performed by the Guarantor.

TO INDUCE THE BANK TO GRANT FINANCIAL ACCOMMODATIONS TO THE BORROWER, THE GUARANTOR IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS GUARANTY SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS. THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN CHICAGO, ILLINOIS, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE ADDRESS INDICATED IN THE BANK’S RECORDS IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE. FURTHERMORE, THE GUARANTOR WAIVES ALL NOTICES AND DEMANDS IN CONNECTION WITH THE ENFORCEMENT OF THE BANK’S RIGHTS HEREUNDER, AND HEREBY CONSENTS TO, AND WAIVES NOTICE OF THE RELEASE, WITH OR WITHOUT CONSIDERATION, OF THE BORROWER OR ANY OTHER PERSON RESPONSIBLE FOR PAYMENT OF THE INDEBTEDNESS, OR OF ANY COLLATERAL THEREFOR.

Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

It is agreed that the Guarantor’s liability is independent of any other guaranties at any time in effect with respect to all or any part of the Indebtedness, and that the Guarantor’s liability hereunder may be enforced regardless of the existence of any such other guaranties.

No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. No modification, termination, discharge or waiver of any of the provisions hereof shall be binding upon the Bank, except as expressly set forth in a writing duly signed and delivered on behalf of the Bank.

This Guaranty: (i) is valid, binding and enforceable in accordance with its provisions, and no conditions exist to the legal effectiveness of this Guaranty as to the Guarantor; (ii) contains the entire agreement between the Guarantor and the Bank; (iii) is the final expression of their intentions; and (iv) supersedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof. No prior or contemporaneous representations, warranties, understandings, offers or agreements of any kind or nature, whether oral or written, have been made by the Bank or relied upon by the Guarantor in connection with the execution hereof.

The term “Guarantor” as used herein shall mean all parties signing this Guaranty, and the provisions hereof shall be binding upon the Guarantor, and each one of them, and all such parties, their respective executors, administrators, successors and assigns shall be jointly and severally obligated hereunder. This Guaranty shall inure to the benefit of the Bank and its successors and assigns.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this Limited Continuing Unconditional Guaranty as of the date set forth above.

/s/John H. Schwan
John H. Schwan, individually